Exhibit 10.08


                               CANMAX INC.

                            STOCK OPTION PLAN
                            TABLE OF CONTENTS

                                ARTICLE I
                      DEFINITIONS AND INTERPRETATION

  1.1       Definitions                                  1
  1.2       Choice of Law                                2
  1.3       Headings                                     2

                                ARTICLE II
                        PURPOSE AND PARTICIPATION
  2.1       Purpose                                      2
  2.2       Participation                                2
  2.3       Notification of Award                        3
  2.4       Copy of Plan                                 3
  2.5       Limitation                                   3

                               ARTICLE III
                     TERMS AND CONDITIONS OF OPTIONS
  3.1       Board to Allot Shares                        3
  3.2       Number of Shares                             3
  3.3       Term of Option                               4
  3.4       Termination of Option                        4
  3.5       Exercise Price                               5
  3.6       Assignment of Options                        5
  3.7       Adjustments                                  5

                                ARTICLE IV
                            EXERCISE OF OPTION
  4.1       Exercise of Option                           5
  4.2       Issue of Share Certificates                  6
  4.3       Condition of Issue                           6

                                ARTICLE V
                              ADMINISTRATION
  5.1       Administration                               6
  5.2       Interpretation                               6

                                ARTICLE VI
                        AMENDMENT AND TERMINATION
  6.1       Prospective Amendment                        7
  6.2       Retrospective Amendment                      7
  6.3       Termination                                  7
  6.4       Agreement                                    7

                            STOCK OPTION PLAN

                                ARTICLE I

                      DEFINITIONS AND INTERPRETATION

  1.1       Definitions

  As used herein, unless anything in the subject matter or context is inconsistent therewith, the following terms shall have the meanings set forth below:

  a) "Administrator" means, initially, the secretary of the Issuer and thereafter shall mean such director or other senior officer or employee of the Issuer as may be designated as Administrator by the Board from time to time;
  b) "Award Date" means the date on which the Board awards a particular Option;
  c)   "Board" means the board of directors of the Issuer;
  d) "Director" means any individual holding the office of director of the Issuer;
  e) "Employee" means any individual regularly employed on a full-time or part-time basis by the Issuer or other persons who either perform services for the Issuer on an ongoing basis or who have provided, or are expected to provide, a service of value to the Issuer;
  f) "Exercise Notice" means the notice respecting the exercise of an Option, in the form set out as Schedule "B" hereto, duly executed by the Option Holder;
  g) "Exercise Period" means the period during which a particular Option may be exercised and is the period from and including the Award Date through to and including the Expiry Date;
  h) "Exercise Price" means the price at which an Option may be exercised as determined in accordance with paragraph 3.5;
  i) "Expiry Date" means the date determined in accordance with paragraph 3.3 and after which a particular Option cannot be exercised;
  j)   "Issuer" means Canmax Inc.
  k) "Market Value" means the closing price of the Issuer's Shares on the date the Issuer's shared traded through the facilities of NASDAQ SmallCap Market immediately preceding the Award Date, unless the Shares did not trade through the facilities of NASDAQ SmallCap Market on that day in which case it is the closing priced of the Issuer's Shares the last day they traded through the facilities of NASDAQ SmallCap Market;
  l) "Option" means an option to acquire Shares, awarded to a Director or Employee pursuant to the Plan;
  m) "Option Certificate" means the certificate, in the form set out as Schedule "A" hereto, evidencing an Option;
  n) "Option Holder" means a Director or Employee, or former Director or Employee, who holds an unexercised and unexpired Option or, where applicable, the Personal Representative of such person;

  o)   "Plan" means this Canmax Inc. Stock option plan;
  p)   "Personal Representative" means:

        i) in the case of a deceased Option holder, the executor or administrator of the deceased duly appointed by a court or public authority having jurisdiction to do so; and

       ii. in the case of an Option Holder who for any reason is unable to manage his or her affairs, the person entitled by law to act on behalf of such Option Holder; and

  q) "Share" or "Shares" means, as the case may be, one or more common shares without par value in the capital of the Issuer.

  1.2       Choice of Law

  The Plan is established under and the provisions of the Plan shall be interpreted and construed in accordance with the laws of the State of Texas.

  1.3       Headings

  The headings used herein are for convenience only and are not to affect the interpretation of the Plan.

                                ARTICLE II

                        PURPOSE AND PARTICIPATION

  2.1       Purpose

  The purpose of the Plan is to provide the Issuer with a share-related mechanism to attract, retain and motivate qualified Directors and Employees, to reward such of those Directors and Employees as may be awarded Options under the Plan by the Board from time to time for their contributions toward the long term goals of the Issuer and to enable and encourage such Directors and Employees to acquire Shares as long term investments.

  2.2       Participation

  The Board shall, from time to time, in its sole discretion determine those Directors and Employees, if any, to whom Options are to be awarded. If the Board elects to award an Option to a Director, the Board shall, in its sole discretion but subject to paragraph 3.2, determine the number of Shares to be acquired on the exercise of such Option. If the Board elects to award an Option to an Employee, the number of Shares to be acquired on the exercise of such Option shall be determined by the Board in its sole discretion, taking into account the following criteria:

    a) the annual salary of the Employee as at the Award Date in relation to the total annual salaries payable by the Issuer to all of its Employees as at the Award Date;
    b) the length of time that the Employee has been employed by the Issuer; and
    c) the quality of work performed by the Employee.

  2.3       Notification of Award

  Following the approval by the Board of the awarding of an Option, the Administrator shall notify the Option Holder in writing of the award and shall enclose with such notice the Option Certificate representing the Option so awarded.

  2.4       Copy of Plan

  Each Option Holder, concurrently with the notice of the award of the Option, shall be provided with a copy of the Plan. A copy of any amendment to the shall be promptly provided by the Administrator to each Option Holder.

  2.5       Limitation

  The Plan does not give any Option Holder that is a Director the right to serve or continue to serve as a Director of the Issuer nor does it give any Option Holder that is an Employee the right to be or to continue to be employed by the Issuer.

                               ARTICLE III

                     TERMS AND CONDITIONS OF OPTIONS

  3.1       Board to Allot Shares

  The shares to be issued to Option Holders upon the exercise of Options shall be allotted and authorized for issuance by the Board prior to the exercise thereof.

  3.2       Number of Shares

  The Issuer shall not grant Options under the Plan which will, when exercised, exceed 1,200,000 shares of Common Stock and shall not grant Options to any one individual Director or Employee which will, when exercised, exceed five percent (5%) of the issued and outstanding Shares of the Issuer.

  If any Option expires or otherwise terminates for any reason without having been exercised in full, the number of Shares in respect of which Option expired or terminated shall again be available for the purposes of the Plan.



  3.3       Term of Option

  Subject to paragraph 3.4, the Expiry Date of an Option shall be the date so fixed by the Board at the time the particular Option is awarded, provided that such date shall not be later than the tenth anniversary of the Award Date of such Option.

  3.4       Termination of Option

  An Option Holder may exercise an Option in whole or in part at any time or from time to time during the Exercise Period provided that, with respect to the exercise of part of an Option, the Board may at any time and from time to time fix a minimum or maximum number of Shares in respect of which an Option Holder may exercise part of any Option held by such Option Holder. Any Option or part thereof not exercised within the Exercise Period shall terminate and become null, void and of no effect as of 5:00 p.m. local time in Irving, Texas on the Expiry Date. The Expiry Date of an Option shall be the earlier of the date so fixed by the Board at the time the Option is awarded and the date established, if applicable, in sub-paragraphs (a) to (c) below;

  a)   Death

       In the event that the Option Holder should die while he or she is still a Director (if he or she holds his or her Option as Director) or Employee (if he or she holds his or her Option as Employee), the Expiry Date shall be the first anniversary of the Option Holder's date of death; or

  b)   Ceasing to hold Office

       In the event that the Option Holder holds his or her Option as Director of the Issuer and such Option Holder ceases to be a Director of the Issuer other than by reason of death, the Expiry Date of the Option shall be the 30th day following the date the Option Holder ceases to be a Director of the Issuer as a result of:
            i. ceasing to meet the qualifications set forth in Wyoming legislation; or
            ii. a special resolution having been passed by the members of the Company or;
            iii. by order of any regulatory body having jurisdiction to so order,

       in which case the Expiry Date shall be the date the Option Holder ceases to be a Director of the Issuer; or

  c)   Ceasing to be Employed

       In the event that the Option Holder holds his or her Option as an Employee of the Issuer and such Option Holder ceases to be an Employee of the Issuer other than by reason of death, the Expiry Date of the Option shall be the 30th day following the date the Option Holder ceases to be an Employee of the Issuer unless the Option Holder ceases to be an Employee of the Issuer as a result of:
            i.    termination for cause; or
            ii. by the order of any regulatory body having jurisdiction to so order,

       in which case the Expiry Date shall be the date the Option Holder ceases to be an Employee of the Issuer.

  3.5       Exercise Price

  The price at which an Option Holder may purchase a Share upon the exercise of an Option shall be the Market Value as of the Award Date less such discounts as may be permitted by The Toronto Stock Exchange, as if the Plan were subject to The Toronto Stock Exchange rules and regulations.

  3.6       Assignment of Options

  Options may not be assigned or transferred, provided however that the Personal Representative of an Option Holder may, to the extent permitted by paragraph 4.1, exercise the Option within the Exercise Period.

  3.7       Adjustments

  If prior to the complete exercise of any Option the Shares are consolidated, subdivided, converted, exchanged or reclassified or in any way substituted for (collectively the "Event"), an Option, to the extent that it has not been exercised, shall be adjusted by the Board in accordance with such Event in the manner the Board deems appropriate. No fractional Shares shall be issued upon the exercise of the Options and accordingly, if as a result of the Event, an Option Holder would become entitled to a fractional share, such Option Holder shall have the right to purchase only the next lowest whole number of shares and no payment or other adjustment will be made with respect to the fractional interest so disregarded.

                                ARTICLE IV

                            EXERCISE OF OPTION

  4.1       Exercise of Option

  An Option may be exercised only by the Option Holder or the Personal Representative of any Option Holder. An Option Holder or the Personal Representative of any Option Holder may exercise an Option in whole or in part at any time or from time to time during the Exercise Period up to 5:00 p.m. local time in Irving, Texas on the Expiry Date by delivering to the Administrator an Exercise Notice, the applicable Option Certificate and a certified check or bank draft payable to Canmax Inc. in an amount equal to the aggregate Exercise Price of the Shares to be purchased pursuant to the exercise of the Option.

  4.2       Issues of Share Certificates

  As soon as practicable following the receipt of the Exercise Notice, the Administrator shall cause to be delivered to the Option Holder a certificate for the Shares so purchased. If the number of Shares so purchased is less than the number of Shares subject to the Option Certificate surrendered, the Administrator shall forward a new Option Certificate to the Option Holder concurrently with delivery of the aforesaid share certificate for the balance of Shares available under the Option.

  4.3       Condition of Issue

  The issue of Shares by the Issuer pursuant to the exercise of an Option is subject to this Plan and compliance with the laws, rules and regulations of all regulatory bodies applicable to the issuance and distribution of such Shares and to the listing requirements of any stock exchange or exchanges on which the shares may be listed. The Option Holder agrees to comply with all such laws, rules and regulations and agrees to furnish to the Issuer any information, report and/or undertakings required to comply with and to fully cooperate with the Issuer in complying with such laws, rules and regulations.

                                ARTICLE V

                              ADMINISTRATION

  5.1       Administration

  The Plan shall be administered by the Administrator on the instructions of the Board. The Board may make, amend and repeal at any time and from time to time such regulations not inconsistent with the Plan as it may deem necessary or advisable for the proper administration and operation of the Plan and such regulations shall form part of the Plan. The Board may delegate to the Administrator or any Director, officer or employee of the Issuer such administrative duties and powers as it may see fit.

  5.2       Interpretation

  The interpretation by the Board of any of the provisions of the Plan and any determination by it pursuant thereto shall be final and conclusive and shall not be subject to any dispute by any Option Holder. No member of the Board or any person acting pursuant to authority delegated by it hereunder shall be liable for any action or determination in connection with the Plan made or taken in good faith and each member of the Board and each such person shall be entitled to indemnification with respect to any such action or determination in the manner provided for by the Issuer.

                                ARTICLE VI

                        AMENDMENT AND TERMINATION

  6.1       Prospective Amendment

  The Board may from time to time amend the Plan and the terms and conditions of any Option thereafter to be granted and, without limiting the generality of the foregoing, may make such amendment for the purpose of meeting any changes in any relevant law, rule or regulation applicable to the Plan, any Option or the Shares, or for any other purpose which may be permitted by all relevant laws, rules and regulations provided always that any such amendment shall not alter the terms or conditions of any Option or impair any right of any Option Holder pursuant to any Option awarded prior to such amendment.

  6.2       Retrospective Amendment

  The Board may from time to time retrospectively amend the Plan and, with the consent of the affected Option Holders, retrospectively amend the terms and conditions of any Options which have been theretofore granted.

  6.3       Termination

  The Board may terminate the Plan at any time provided that such termination shall not alter the terms or conditions of any Option or impair any right of any Option Holder pursuant to any Option awarded prior to the date of such termination and notwithstanding such termination the Issuer, such Options and such Option Holders shall continue to be governed by the provisions of the Plan.

  6.4       Agreement

  The Issuer and every person to whom an Option is awarded hereunder shall be bound by and subject to the terms and conditions of the Plan.

                              SCHEDULE "A"

                            Stock Option Plan

                            OPTION CERTIFICATE

  This Certificate is issued pursuant to the provisions of the Canmax
  Inc. (The "Company") Stock Option Plan (the "Plan") and evidences that is the holder of an Option to purchase up to common shares (the "Shares") in the capital stock of the Company at a purchase price of $__________ per Share.

       (a)  the Award Date of this Option is ____________________, 19____; and

       (b)  the Expiry Date of this Option is____________________, 19____.

  This Option may be exercised at any time and from time to time from and including the Award Date through to and including up to 5:00 p.m. local time in Irving, Texas on the Expiry Date, by delivery to the Administrator of the Plan and Exercise Notice, in the form provided in the Plan, together with this Certificate and a certified check or bank draft payable to Canmax Inc. in an amount equal to the aggregate of the Exercise Price of the Shares in respect of which this Option is being exercised.

  This Certificate and the Option evidenced hereby is not assignable, transferable or negotiable and is subject to the detailed terms and conditions contained in the Plan. This Certificate is issued for convenience only and in the case of any dispute with regard to any matter in respect hereof, the provisions of the Plan and the records of the Company shall prevail.

  The  foregoing  Option  has  been  awarded   this  __________  day  of
  ___________, 19____.





                                     CANMAX INC.

                                       Per: __________________________

                              SCHEDULE "B"

                            Stock Option Plan

  TO:       The Administrator, Stock Option Plan
            c/o Canmax Inc.
            150 West John Carpenter Freeway
            Irving, Texas  75039

  The undersigned hereby irrevocably gives notice, pursuant to Canmax Inc. (The "Company") Stock Option Plan (the "Plan"), of the exercise of the Option to acquire and hereby subscribes for (cross out inapplicable item):

       (a)  all of the Shares; or

       (b) _____________ of the Shares, which are the subject of the Option Certificate attached hereto.

  The undersigned tenders herewith a certified check or bank draft (circle one) payable to Canmax Inc. in an amount equal to the aggregate Exercise Price of the aforesaid shares and directs the Company to issue the certificate evidencing said shares in the name of the undersigned to be mailed to the undersigned at the following address:

            _______________________________________

            _______________________________________

            _______________________________________

            _______________________________________


  DATED the _________ day of __________________, 19 ___.


                                ______________________________
                                Signature of Option Holder


                                ______________________________
                                Name of Option Holder
                                (Print)